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                                                                    EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITORS

We hereby consent to the incorporation by reference in this Registration Statement of Greene County Bancshares, Inc. on Form S-3 of our report dated January 16, 2004 on the consolidated financial statements of Greene County Bancshares, Inc. appearing in the registrant's 2003 Form 10-K, and to the reference to us under the heading "Experts" in the prospectus.

                                      /s/ Crowe Chizek and Company LLC

Oak Brook, Illinois
May 28, 2004